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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-41752, 33-43045, 33-50654, 33-58892 and 33-96320 of Progress Software
Corporation on Form S-8 of our report dated December 20, 1996, appearing in the Annual Report on Form 10-K of Progress Software Corporation for the year ended November 30, 1996.


/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 19, 1997